UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 15, 2003

                            TradeStation Group, Inc.

             (Exact name of registrant as specified in its charter)

                                     FLORIDA
                 (State or other jurisdiction of incorporation)

        0-31049                                                65-0977576
(Commission File Number)                                    (I.R.S. Employer
                                                            Identification No.)

          8050 S.W. 10th Street, Suite 4000, Plantation, Florida 33324
               (Address of principal executive offices)       (Zip Code)

       Registrant's telephone number, including area code: (954) 652-7000

                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 7. Financial Statements and Exhibits.

      (c) Exhibits

          Exhibit No.                  Exhibit Description
          -----------                  -------------------

          99                           Press Release dated July 15, 2003.

Item 9. Regulation FD Disclosure (Item 12. Results of Operations and Financial Condition).

      TradeStation Group, Inc. (the "Company") reported its financial results for its second quarter and six months ended June 30, 2003. The Company also released, along with its results, a revised 2003 Business Outlook. A copy of the Company's press release issued on July 15, 2003 concerning the foregoing results and the revised 2003 Business Outlook is furnished as part of this report pursuant to Items 12 and 9, respectively, of this Form 8-K.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 TRADESTATION GROUP, INC.

Date: July 15, 2003              By: /s/ David H. Fleischman
                                     -----------------------------------------
                                     David H. Fleischman
                                     Chief Financial Officer,
                                       Vice President of Finance and Treasurer

                                  EXHIBIT INDEX

Exhibit No.                     Exhibit Description
-----------                     -------------------

99                              Press Release dated July 15, 2003.